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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549







                                  FORM 8-K







                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934




    Date of Report (Date of Earliest Event Reported): October 5, 1995



                 Commission file number         1-9305


                         STIFEL FINANCIAL CORP.
        (Exact name of registrant as specified in its charter)


               DELAWARE                             43-1273600
   (State or other jurisdiction of    (I.R.S. Employer Identification No.)
    incorporation or organization)


     500 N. Broadway, St. Louis, Missouri            63102-2188
     (Address of principal executive offices)        (Zip Code)


  Registrant's telephone number, including area code   314-342-2000

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Item 5.   Other Events.

          On October 5, 1995, the Attorney General of Oklahoma filed an action against Stifel, Nicolaus & Company, Incorporated ("SN"), the Registrant's subsidiary, and Robert Cochran, a former officer of the subsidiary. The lawsuit was filed in the District Court in and for Oklahoma County, State of Oklahoma and is styled THE STATE OF OKLAHOMA, ex rel. THE ATTORNEY GENERAL OF OKLAHOMA, W. A. DREW EDMONDSON v. STIFEL, NICOLAUS & COMPANY, INC., a foreign corporation; and ROBERT COCHRAN, an individual, Case number CJ 95 6784. The Attorney General alleges that the defendants committed Racketeer Influenced and Corrupt Organizations ("RICO") violations by alleging the same facts alleged by the Securities and Exchange Commission in its action against SN in August of 1995, which was reported in Stifel Financial Corp.'s Form 10-Q filed August 14, 1995. The action seeks compensatory damages in the amount of $7,649,314 and that those damages be trebled.


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                           SIGNATURES



Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   STIFEL FINANCIAL CORP.
                                         (Registrant)


Date:  October 25, 1995            By  /s/  Mark D. Knott
                                        Mark D. Knott
                                        (Principal Financial Officer)